Exhibit 99.1

Media Contact	Investor Contact
Alice Ferreira, 203-578-2610	Terry Mangan, 203-578-2318
acferreira@websterbank.com	tmangan@websterbank.com

WEBSTER REPORTS 2017 FIRST QUARTER EARNINGS

WATERBURY, Conn., April 21, 2017 - Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced earnings applicable to common shareholders of $57.3 million, or $0.62 per diluted share, for the quarter ended March 31, 2017 compared to $44.9 million, or $0.49 per diluted share, for the quarter ended March 31, 2016.

“Record net income was driven by $1.1 billion in commercial loan growth year-over-year, fully funded by HSA and transactional account deposit growth,” said James C. Smith, chairman and chief executive officer. “Our 30th consecutive quarter of year-over-year revenue growth benefited from rising interest rates. The solid results reflect sustained progress in executing sound growth strategies that maximize value for customers and shareholders.”
Highlights for the first quarter of 2017 compared to the first quarter of 2016:

•	Revenue of $255.7 million, an increase of 7.3 percent, including a record level of net interest income of $192.7 million, and non-interest income of $63.0 million.

•	Loan growth of $1.2 billion, or 7.8 percent, with growth of $1.1 billion in commercial and commercial real estate loans.

•	Deposit growth of $1.5 billion, or 8.1 percent, with growth of $1.2 billion in health savings account and transactional deposits.

•	Net charge-off ratio of 0.13 percent.

•	Annualized return on average tangible common shareholders’ equity (non-GAAP) of 12.47 percent.

•	Net interest margin of 3.22 percent, up 11 basis points.

•	Effective tax rate of 27 percent benefited from an accounting change.
“We are beginning to realize the transformational benefits of our balance sheet management strategies as evidenced by the 11 basis point increase in the net interest margin,” said Glenn MacInnes, executive vice president and chief financial officer. “Credit quality remains stable and we continue to execute on our strategic roadmap, with a disciplined approach to investing in our business, driving sustainable long-term shareholder value.”

Quarterly net interest income compared to the first quarter of 2016:

•	Net interest income was $192.7 million compared to $176.2 million.

•	Net interest margin was 3.22 percent compared to 3.11 percent. The yield on interest-earning assets increased by 11 basis points, while the cost of funds remained flat.

•	Average interest-earning assets totaled $24.4 billion and grew by $1.4 billion, or 6.2 percent.

•	Average loans totaled $17.0 billion and grew by $1.2 billion, or 7.9 percent.
Quarterly provision for loan losses:

•	The Company recorded a provision for loan losses of $10.5 million compared to $12.5 million in the prior quarter and $15.6 million a year ago.

•
Net charge-offs were $5.7 million compared to $6.1 million in the prior quarter and $16.4 million a year ago. The ratio of net charge-offs to average loans on an annualized basis was 0.13 percent compared to 0.15 percent in the prior quarter and 0.41 percent a year ago.

•
The allowance for loan losses represented 1.16 percent of total loans compared to 1.14 percent at December 31, 2016 and 1.10 percent at March 31, 2016. The allowance for loan losses represented 115 percent of nonperforming loans compared to 145 percent at December 31, 2016 and 124 percent at March 31, 2016.

Quarterly non-interest income compared to the first quarter of 2016:

•
Total non-interest income was $63.1 million compared to $62.4 million, an increase of $0.7 million. This reflects increases of $2.2 million in loan and lease fees and $2.1 million in deposit service fees offset by a decrease of $2.0 million in HSA other income related to an adjustment of an acquisition receivable and a decrease of $1.8 million in client swap activity.

Quarterly non-interest expense compared to the first quarter of 2016:

•
Total non-interest expense was $163.7 million compared to $152.4 million, an increase of $11.3 million. The increase reflects $7.6 million in compensation and benefits, $1.7 million in technology and equipment, $1.5 million in professional and outside services, and $1.1 million due to continued facility optimization, offset by a slight decline in other expenses.

Quarterly income taxes compared to the first quarter of 2016:

•	Income tax expense was $22.0 million compared to $23.4 million and the effective tax rate was 27.0 percent compared to 33.2 percent.

•
The lower effective tax rate in the quarter resulted from a change in the accounting rules for equity-based compensation that took effect on January 1, 2017, which reduced tax expense in the current quarter by $4.8 million.

Investment securities:

•
Total investment securities were $7.1 billion compared to $7.2 billion at December 31, 2016 and $7.1 billion at March 31, 2016. The carrying value of the available-for-sale portfolio included $28.2 million of net unrealized losses compared to $24.7 million of net unrealized losses at December 31, 2016 and $1.6 million of net unrealized gains at March 31, 2016. The carrying value of the held-to-maturity portfolio does not reflect $41.6 million of net unrealized losses compared to $35.5 million of net unrealized losses at December 31, 2016, and $82.2 million of net unrealized gains at March 31, 2016.

Loans:

•
Total loans were $17.1 billion compared to $17.0 billion at December 31, 2016 and $15.9 billion at March 31, 2016. Compared to December 31, 2016, commercial, commercial real estate, and residential mortgage loans increased by $62.7 million, $19.7 million, and $36.0 million, respectively, while consumer loans decreased by $50.4 million.

•
Compared to a year ago, commercial, commercial real estate, and residential mortgage loans increased by $663.9 million, $483.6 million, and $181.4 million, respectively, while consumer loans decreased by $92.8 million.

•
Loan originations for portfolio were $1.107 billion compared to $1.686 billion in the prior quarter and $0.9 billion a year ago. In addition, $73 million of residential loans were originated for sale in the quarter compared to $132 million in the prior quarter and $73 million a year ago.

Asset quality:

•
Total nonperforming loans were $173.8 million, or 1.02 percent of total loans, compared to $134.0 million, or 0.79 percent, at December 31, 2016 and $140.7 million, or 0.89 percent, at March 31, 2016. Total paying nonperforming loans were $73.5 million compared to $38.4 million at December 31, 2016 and $43.7 million at March 31, 2016.

•	Past due loans were $32.1 million compared to $42.0 million at December 31, 2016 and $55.7 million at March 31, 2016. Included in past due loans are loans past due 90 days or more and still accruing, which were flat with the prior quarter and decreased $2.6 million from the prior year.
Deposits and borrowings:

•
Total deposits were $20.2 billion compared to $19.3 billion at December 31, 2016 and $18.7 billion at March 31, 2016. Core deposits to total deposits were 90.0 percent compared to 89.5 percent at December 31, 2016 and 89.2 percent at March 31, 2016. Loans to deposits were 84.5 percent compared to 88.2 percent at December 31, 2016 and 84.7 percent at March 31, 2016.

•	Total borrowings were $3.0 billion compared to $4.0 billion at December 31, 2016 and $3.5 billion at March 31, 2016.
Capital:

•
The return on average tangible common shareholders’ equity and the return on average common shareholders’ equity were 12.47 percent and 9.43 percent, respectively, compared to 10.63 percent and 7.80 percent, respectively, in the first quarter of 2016.

•
The tangible equity and tangible common equity ratios were 7.82 percent and 7.34 percent, respectively, compared to 7.63 percent and 7.13 percent, respectively, at March 31, 2016. The common equity tier 1 risk-based capital ratio was 10.73 percent compared to 10.61 percent at March 31, 2016.

•	Book value and tangible book value per common share were $26.45 and $20.26, respectively, compared to $25.24 and $18.95, respectively, at March 31, 2016.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $26.0 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust, and investment services through 175 banking centers and 349 ATMs. Webster also provides mobile and Internet banking. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation; the equipment finance firm Webster Capital Finance Corporation; and HSA Bank, a division of Webster Bank, which provides health savings account trustee and administrative services. Webster Bank is a member of the FDIC and an equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com.
Conference Call

A conference call covering Webster’s 2017 first quarter earnings announcement will be held today, Friday, April 21, 2017 at 9:00 a.m. (Eastern) and may be heard through Webster’s Investor Relations website at www.wbst.com, or in listen-only mode by calling 877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.
Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may,” “plans,” “estimates,” and similar references to future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system; (4) changes in the level of nonperforming assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, interest rate, securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes and cyber-security matters; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, financial holding companies, and other financial services providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the headings “Risk Factors” and ‘Management Discussion and Analysis of Financial Condition and Results of Operation.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.

We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors, and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.
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WEBSTER FINANCIAL CORPORATION Selected Financial Highlights (unaudited)
	At or for the Three Months Ended
(In thousands, except per share data)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016

Income and performance ratios:
Net income	$59,471	$57,660	$51,817	$50,603	$47,047
Earnings applicable to common shareholders	57,342	55,501	49,634	48,398	44,921
Earnings per diluted common share	0.62	0.60	0.54	0.53	0.49
Return on average assets	0.91%	0.89%	0.82%	0.81%	0.76%
Return on average tangible common shareholders' equity (non-GAAP)	12.47	12.31	11.24	11.25	10.63
Return on average common shareholders’ equity	9.43	9.26	8.36	8.31	7.80
Non-interest income as a percentage of total revenue	24.65	27.60	26.93	26.89	26.15

Asset quality:
Allowance for loan and lease losses	$199,107	$194,320	$187,925	$180,428	$174,201
Nonperforming assets	177,935	137,946	132,350	137,347	145,787
Allowance for loan and lease losses / total loans and leases	1.16%	1.14%	1.13%	1.11%	1.10%
Net charge-offs / average loans and leases (annualized)	0.13	0.15	0.16	0.19	0.41
Nonperforming loans and leases / total loans and leases	1.02	0.79	0.77	0.82	0.89
Nonperforming assets / total loans and leases plus OREO	1.04	0.81	0.80	0.84	0.92
Allowance for loan and lease losses / nonperforming loans and leases	114.54	144.98	146.57	135.75	123.79

Other ratios:
Tangible equity (non-GAAP)	7.82%	7.67%	7.74%	7.75%	7.63%
Tangible common equity (non-GAAP)	7.34	7.19	7.25	7.25	7.13
Tier 1 risk-based capital (a)	11.40	11.19	11.16	11.19	11.33
Total risk-based capital (a)	12.93	12.68	12.64	12.66	12.80
Common equity tier 1 risk-based capital (a)	10.73	10.52	10.48	10.50	10.61
Shareholders’ equity / total assets	9.85	9.69	9.80	9.86	9.77
Net interest margin	3.22	3.11	3.10	3.08	3.11
Efficiency ratio (non-GAAP)	62.10	63.13	61.43	61.47	62.00

Equity and share related:
Common equity	$2,437,648	$2,404,302	$2,388,919	$2,354,256	$2,312,076
Book value per common share	26.45	26.17	26.06	25.68	25.24
Tangible book value per common share (non-GAAP)	20.26	19.94	19.80	19.41	18.95
Common stock closing price	50.04	54.28	38.01	33.95	35.90
Dividends declared per common share	0.25	0.25	0.25	0.25	0.23

Common shares issued and outstanding	92,154	91,868	91,687	91,677	91,617
Weighted-average common shares outstanding - Basic	91,886	91,572	91,365	91,244	91,328
Weighted-average common shares outstanding - Diluted	92,342	92,099	91,857	91,745	91,809

(a) Presented as projected for March 31, 2017 and actual for the remaining periods.

WEBSTER FINANCIAL CORPORATION Consolidated Balance Sheets (unaudited)
(In thousands)	March 31, 2017	December 31, 2016	March 31, 2016
Assets:
Cash and due from banks	$184,044	$190,663	$198,174
Interest-bearing deposits	38,150	29,461	27,805
Securities:
Available for sale	2,897,060	2,991,091	3,080,469
Held to maturity	4,212,050	4,160,658	4,012,289
Total securities	7,109,110	7,151,749	7,092,758
Loans held for sale	28,698	67,577	30,425
Loans and Leases:
Commercial	5,639,244	5,576,560	4,975,332
Commercial real estate	4,530,507	4,510,846	4,046,911
Residential mortgages	4,290,685	4,254,682	4,109,243
Consumer	2,634,063	2,684,500	2,726,869
Total loans and leases	17,094,499	17,026,588	15,858,355
Allowance for loan and lease losses	(199,107)	(194,320)	(174,201)
Loans and leases, net	16,895,392	16,832,268	15,684,154
Federal Home Loan Bank and Federal Reserve Bank stock	163,557	194,646	188,347
Premises and equipment, net	134,551	137,413	134,212
Goodwill and other intangible assets, net	570,992	572,047	576,145
Cash surrender value of life insurance policies	521,427	517,852	506,746
Deferred tax asset, net	76,869	84,391	81,191
Accrued interest receivable and other assets	280,126	294,462	412,134
Total Assets	$26,002,916	$26,072,529	$24,932,091

Liabilities and Shareholders' Equity:
Deposits:
Demand	$3,913,058	$4,021,061	$3,625,605
Interest-bearing checking	2,607,060	2,528,274	2,421,692
Health savings accounts	4,793,734	4,362,503	4,084,190
Money market	2,452,726	2,047,121	2,319,588
Savings	4,456,980	4,320,090	4,244,383
Certificates of deposit	1,718,193	1,724,906	1,727,934
Brokered certificates of deposit	299,906	299,902	301,131
Total deposits	20,241,657	19,303,857	18,724,523
Securities sold under agreements to repurchase and other borrowings	807,573	949,526	910,149
Federal Home Loan Bank advances	1,922,832	2,842,908	2,363,131
Long-term debt	225,577	225,514	225,323
Accrued expenses and other liabilities	244,919	223,712	274,179
Total liabilities	23,442,558	23,545,517	22,497,305
Preferred stock	122,710	122,710	122,710
Common shareholders' equity	2,437,648	2,404,302	2,312,076
Total shareholders’ equity	2,560,358	2,527,012	2,434,786
Total Liabilities and Shareholders' Equity	$26,002,916	$26,072,529	$24,932,091

WEBSTER FINANCIAL CORPORATION Consolidated Statements of Income (unaudited)
	Three Months Ended March 31,
(In thousands, except per share data)	2017	2016
Interest income:
Interest and fees on loans and leases	$167,808	$149,808
Interest and dividends on securities	51,556	52,254
Loans held for sale	316	273
Total interest income	219,680	202,335
Interest expense:
Deposits	13,435	12,299
Borrowings	13,581	13,884
Total interest expense	27,016	26,183
Net interest income	192,664	176,152
Provision for loan and lease losses	10,500	15,600
Net interest income after provision for loan and lease losses	182,164	160,552
Non-interest income:
Deposit service fees	37,006	34,925
Loan and lease related fees	7,208	5,044
Wealth and investment services	7,273	7,195
Mortgage banking activities	2,266	3,260
Increase in cash surrender value of life insurance policies	3,575	3,653
Gain on investment securities, net	—	320
Other income	5,714	8,126
	63,042	62,523
Impairment loss on securities recognized in earnings	—	(149)
Total non-interest income	63,042	62,374
Non-interest expense:
Compensation and benefits	88,276	80,710
Occupancy	16,179	15,069
Technology and equipment	21,608	19,938
Marketing	5,441	4,924
Professional and outside services	4,276	2,811
Intangible assets amortization	1,055	1,554
Loan workout expenses	608	965
Deposit insurance	6,732	6,786
Other expenses	19,609	19,688
Total non-interest expense	163,784	152,445
Income before income taxes	81,422	70,481
Income tax expense	21,951	23,434
Net income	59,471	47,047
Preferred stock dividends and other	(2,129)	(2,126)
Earnings applicable to common shareholders	$57,342	$44,921

Weighted-average common shares outstanding - Diluted	92,342	91,809

Earnings per common share:
Basic	$0.62	$0.49
Diluted	0.62	0.49

WEBSTER FINANCIAL CORPORATION Five Quarter Consolidated Statements of Income (unaudited)
	Three Months Ended
(In thousands, except per share data)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Interest income:
Interest and fees on loans and leases	$167,808	$161,978	$157,071	$152,171	$149,808
Interest and dividends on securities	51,556	49,011	48,204	49,967	52,254
Loans held for sale	316	443	440	293	273
Total interest income	219,680	211,432	205,715	202,431	202,335
Interest expense:
Deposits	13,435	12,591	12,594	12,374	12,299
Borrowings	13,581	13,582	12,924	13,152	13,884
Total interest expense	27,016	26,173	25,518	25,526	26,183
Net interest income	192,664	185,259	180,197	176,905	176,152
Provision for loan and lease losses	10,500	12,500	14,250	14,000	15,600
Net interest income after provision for loan and lease losses	182,164	172,759	165,947	162,905	160,552
Non-interest income:
Deposit service fees	37,006	35,132	35,734	34,894	34,925
Loan and lease related fees	7,208	6,018	9,253	6,266	5,044
Wealth and investment services	7,273	6,970	7,593	7,204	7,195
Mortgage banking activities	2,266	3,300	4,322	3,753	3,260
Increase in cash surrender value of life insurance policies	3,575	3,699	3,743	3,664	3,653
Gain on investment securities, net	—	—	—	94	320
Other income	5,714	15,498	5,767	9,200	8,126
	63,042	70,617	66,412	65,075	62,523
Impairment loss on securities recognized in earnings	—	—	—	—	(149)
Total non-interest income	63,042	70,617	66,412	65,075	62,374
Non-interest expense:
Compensation and benefits	88,276	88,038	83,148	80,231	80,710
Occupancy	16,179	16,195	15,004	14,842	15,069
Technology and equipment	21,608	20,815	19,753	19,376	19,938
Marketing	5,441	5,488	4,622	4,669	4,924
Professional and outside services	4,276	3,441	4,795	3,754	2,811
Intangible assets amortization	1,055	1,082	1,493	1,523	1,554
Loan workout expenses	608	378	1,133	530	965
Deposit insurance	6,732	6,410	6,177	6,633	6,786
Other expenses	19,609	20,024	19,972	21,220	19,688
Total non-interest expense	163,784	161,871	156,097	152,778	152,445
Income before income taxes	81,422	81,505	76,262	75,202	70,481
Income tax expense	21,951	23,845	24,445	24,599	23,434
Net income	59,471	57,660	51,817	50,603	47,047
Preferred stock dividends and other	(2,129)	(2,159)	(2,183)	(2,205)	(2,126)
Earnings applicable to common shareholders	$57,342	$55,501	$49,634	$48,398	$44,921

Weighted-average common shares outstanding - Diluted	92,342	92,099	91,857	91,745	91,809

Earnings per common share:
Basic	$0.62	$0.61	$0.54	$0.53	$0.49
Diluted	0.62	0.60	0.54	0.53	0.49

WEBSTER FINANCIAL CORPORATION Consolidated Average Balances, Interest, Yields and Rates, and Net Interest Margin on a Fully Tax-equivalent Basis (unaudited)
	Three Months Ended March 31,
		2017			2016
(Dollars in thousands)	Average balance	Interest	Yield/rate	Average balance	Interest	Yield/rate
Assets:
Interest-earning assets:
Loans and leases	$17,041,156	$168,729	3.97%	$15,798,897	$150,536	3.79%
Securities (a)	7,071,274	52,851	2.98	6,895,407	53,012	3.07
Federal Home Loan and Federal Reserve Bank stock	182,211	1,687	3.76	188,347	1,417	3.03
Interest-bearing deposits	68,157	130	0.77	57,337	72	0.49
Loans held for sale	36,239	316	3.49	26,623	273	4.10
Total interest-earning assets	24,399,037	$223,713	3.67%	22,966,611	$205,310	3.56%
Non-interest-earning assets (b)	1,642,732			1,822,608
Total Assets	$26,041,769			$24,789,219

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Demand deposits	$3,935,232	$—	—%	$3,665,928	$—	—%
Savings, interest checking, and money market deposits	14,060,535	7,780	0.22	12,761,677	6,615	0.21
Certificates of deposit	2,022,522	5,655	1.13	2,057,650	5,684	1.11
Total deposits	20,018,289	13,435	0.27	18,485,255	12,299	0.27

Securities sold under agreements to repurchase and other borrowings	905,239	3,540	1.56	1,048,997	4,173	1.57
Federal Home Loan Bank advances	2,136,804	7,493	1.40	2,337,746	7,247	1.23
Long-term debt	225,541	2,548	4.52	226,191	2,464	4.36
Total borrowings	3,267,584	13,581	1.66	3,612,934	13,884	1.52
Total interest-bearing liabilities	23,285,873	$27,016	0.47%	22,098,189	$26,183	0.47%
Non-interest-bearing liabilities (b)	196,542			258,476
Total liabilities	23,482,415			22,356,665

Preferred stock	122,710			122,710
Common shareholders' equity	2,436,644			2,309,844
Total shareholders' equity (b)	2,559,354			2,432,554
Total Liabilities and Shareholders' Equity	$26,041,769			$24,789,219
Tax-equivalent net interest income		196,697			179,127
Less: tax-equivalent adjustments		(4,033)			(2,975)
Net interest income		$192,664			$176,152
Net interest margin			3.22%			3.11%

(a) For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(b) Previously reported 2016 average balance has been modified to reflect immaterial correction to HSA Bank results.

WEBSTER FINANCIAL CORPORATION Five Quarter Loan and Lease Balances (unaudited)
(Dollars in thousands)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Loan and Lease Balances (actuals):
Commercial non-mortgage	$4,171,246	$4,135,625	$3,976,931	$3,798,436	$3,607,176
Equipment financing	619,861	635,629	621,696	618,343	596,572
Asset-based lending	848,137	805,306	802,871	779,046	771,584
Commercial real estate	4,530,507	4,510,846	4,280,513	4,191,087	4,046,911
Residential mortgages	4,290,685	4,254,682	4,234,047	4,156,665	4,109,243
Consumer	2,634,063	2,684,500	2,707,343	2,728,452	2,726,869
Total Loan and Lease Balances (actuals)	17,094,499	17,026,588	16,623,401	16,272,029	15,858,355
Allowance for loan and lease losses	(199,107)	(194,320)	(187,925)	(180,428)	(174,201)
Loans and Leases, net	$16,895,392	$16,832,268	$16,435,476	$16,091,601	$15,684,154

Loan and Lease Balances (average):
Commercial non-mortgage	$4,148,625	$4,053,728	$3,921,609	$3,726,394	$3,605,483
Equipment financing	625,306	630,546	615,473	607,259	600,123
Asset-based lending	845,269	780,587	744,319	765,605	750,328
Commercial real estate	4,479,379	4,343,949	4,224,602	4,099,855	4,019,260
Residential mortgages	4,279,662	4,252,106	4,200,357	4,137,879	4,101,396
Consumer	2,662,915	2,694,492	2,717,282	2,742,356	2,722,307
Total Loan and Lease Balances (average)	17,041,156	16,755,408	16,423,642	16,079,348	15,798,897
Allowance for loan and lease losses	(198,308)	(192,565)	(185,886)	(180,835)	(179,911)
Loans and Leases, net	$16,842,848	$16,562,843	$16,237,756	$15,898,513	$15,618,986
Note: The presentation of loan information above, and on the tables that follow, no longer presents liquidating portfolio information separately.

WEBSTER FINANCIAL CORPORATION Five Quarter Nonperforming Assets (unaudited)
(Dollars in thousands)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Nonperforming loans and leases:
Commercial non-mortgage	$74,483	$38,550	$27,398	$28,700	$32,517
Equipment financing	703	225	202	480	868
Asset-based lending	—	—	—	—	—
Commercial real estate	9,793	10,521	14,379	13,923	15,381
Residential mortgages	46,792	47,201	49,117	52,437	53,700
Consumer	42,054	37,538	37,122	37,372	38,256
Total nonperforming loans and leases	$173,825	$134,035	$128,218	$132,912	$140,722

Other real estate owned and repossessed assets:
Commercial	$—	$—	$308	$—	$—
Repossessed equipment	82	—	70	220	342
Residential	2,296	2,625	2,987	3,395	3,329
Consumer	1,732	1,286	767	820	1,394
Total other real estate owned and repossessed assets	$4,110	$3,911	$4,132	$4,435	$5,065
Total nonperforming assets	$177,935	$137,946	$132,350	$137,347	$145,787

WEBSTER FINANCIAL CORPORATION Five Quarter Past Due Loans and Leases (unaudited)
(Dollars in thousands)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Past due 30-89 days:
Commercial non-mortgage	$1,685	$1,949	$2,522	$2,050	$7,265
Equipment financing	1,298	1,596	3,477	404	594
Asset-based lending	—	—	—	—	—
Commercial real estate	2,072	8,173	1,229	3,017	20,730
Residential mortgages	11,530	11,202	11,081	9,632	10,456
Consumer	14,762	18,293	15,449	13,845	13,233
Total past due 30-89 days	31,347	41,213	33,758	28,948	52,278
Past due 90 days or more and accruing	747	749	5,459	5,738	3,391
Total past due loans and leases	$32,094	$41,962	$39,217	$34,686	$55,669

WEBSTER FINANCIAL CORPORATION Five Quarter Changes in the Allowance for Loan and Lease Losses (unaudited)
	For the Three Months Ended
(Dollars in thousands)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Beginning balance	$194,320	$187,925	$180,428	$174,201	$174,990
Provision	10,500	12,500	14,250	14,000	15,600
Charge-offs:
Commercial non-mortgage	123	1,067	2,561	3,525	11,208
Equipment financing	185	44	300	70	151
Asset-based lending	—	—	—	—	—
Commercial real estate	102	161	—	995	1,526
Residential mortgages	732	1,099	1,304	638	1,594
Consumer	6,474	6,433	5,259	4,556	4,421
Total charge-offs	7,616	8,804	9,424	9,784	18,900
Recoveries:
Commercial non-mortgage	322	439	370	315	455
Equipment financing	14	95	240	156	45
Asset-based lending	—	44	—	1	2
Commercial real estate	7	151	194	212	74
Residential mortgages	237	348	554	133	721
Consumer	1,323	1,622	1,313	1,194	1,214
Total recoveries	1,903	2,699	2,671	2,011	2,511
Total net charge-offs	5,713	6,105	6,753	7,773	16,389
Ending balance	$199,107	$194,320	$187,925	$180,428	$174,201

WEBSTER FINANCIAL CORPORATION
Reconciliations to GAAP Financial Measures ____ ___
The Company evaluates its business based on certain ratios that utilize tangible equity, a non-GAAP financial measure. Return on average tangible common shareholders' equity measures the Company’s net income available to common shareholders, adjusted for the tax-affected amortization of intangible assets, as a percentage of average shareholders’ equity less average preferred stock and average goodwill and intangible assets. The tangible equity ratio represents shareholders’ equity less goodwill and intangible assets divided by total assets less goodwill and intangible assets. The tangible common equity ratio represents shareholders’ equity less preferred stock and goodwill and intangible assets divided by total assets less goodwill and intangible assets. Tangible book value per common share represents shareholders’ equity less preferred stock and goodwill and intangible assets divided by common shares outstanding at the end of the period.
The efficiency ratio, which measures the costs expended to generate a dollar of revenue, is calculated excluding foreclosed property expense, amortization of intangibles, gain or loss on securities, and other non-recurring items. Core deposits express total deposits less time deposits. Accordingly, these are also non-GAAP financial measures.
The Company believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Company. Other companies may define or calculate supplemental financial data differently. See the tables below for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP.

	At or for the Three Months Ended
(In thousands, except per share data)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Return on average tangible common shareholders' equity:
Net income (GAAP)	$59,471	$57,660	$51,817	$50,603	$47,047
Less: Preferred stock dividends (GAAP)	2,024	2,024	2,024	2,024	2,024
Add: Intangible assets amortization, tax-affected at 35% (GAAP)	686	703	970	990	1,010
Income adjusted for preferred stock dividends and intangible assets amortization (non-GAAP)	$58,133	$56,339	$50,763	$49,569	$46,033
Income adjusted for preferred stock dividends and intangible assets amortization, annualized basis (non-GAAP)	$232,532	$225,356	$203,052	$198,276	$184,132
Average shareholders' equity (non-GAAP)	$2,559,354	$2,526,099	$2,503,960	$2,460,763	$2,432,554
Less: Average preferred stock (non-GAAP)	122,710	122,710	122,710	122,710	122,710
Average goodwill and other intangible assets (non-GAAP)	571,611	572,682	573,978	575,483	577,029
Average tangible common shareholders' equity (non-GAAP)	$1,865,033	$1,830,707	$1,807,272	$1,762,570	$1,732,815
Return on average tangible common shareholders' equity (non-GAAP)	12.47%	12.31%	11.24%	11.25%	10.63%

Efficiency ratio:
Non-interest expense (GAAP)	$163,784	$161,871	$156,097	$152,778	$152,445
Less: Foreclosed property activity (GAAP)	74	(90)	45	(123)	(158)
Intangible assets amortization (GAAP)	1,055	1,082	1,493	1,523	1,554
Other expenses (non-GAAP)	1,123	1,243	793	260	1,217
Non-interest expense (non-GAAP)	$161,532	$159,636	$153,766	$151,118	$149,832
Net interest income (GAAP)	$192,664	$185,259	$180,197	$176,905	$176,152
Add: Tax-equivalent adjustment (non-GAAP)	4,033	3,902	3,478	3,282	2,975
Non-interest income (GAAP)	63,042	70,617	66,412	65,075	62,374
Less: Gain on investment securities, net (GAAP)	—	—	—	94	320
Other (non-GAAP)	(391)	(408)	(236)	(655)	(481)
One-time gain on the sale of an asset (GAAP)	—	(7,331)	—	—	—
Income (non-GAAP)	$260,130	$252,855	$250,323	$245,823	$241,662
Efficiency ratio (non-GAAP)	62.10%	63.13%	61.43%	61.47%	62.00%

WEBSTER FINANCIAL CORPORATION
Reconciliations to GAAP Financial Measures (continued) ___ ___

	At or for the Three Months Ended
(In thousands, except per share data)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Tangible equity:
Shareholders' equity (GAAP)	$2,560,358	$2,527,012	$2,511,629	$2,476,966	$2,434,786
Less: Goodwill and other intangible assets (GAAP)	570,992	572,047	573,129	574,622	576,145
Tangible shareholders' equity (non-GAAP)	$1,989,366	$1,954,965	$1,938,500	$1,902,344	$1,858,641
Total assets (GAAP)	$26,002,916	$26,072,529	$25,633,617	$25,120,466	$24,932,091
Less: Goodwill and other intangible assets (GAAP)	570,992	572,047	573,129	574,622	576,145
Tangible assets (non-GAAP)	$25,431,924	$25,500,482	$25,060,488	$24,545,844	$24,355,946
Tangible equity (non-GAAP)	7.82%	7.67%	7.74%	7.75%	7.63%

Tangible common equity:
Tangible shareholders' equity (non-GAAP)	$1,989,366	$1,954,965	$1,938,500	$1,902,344	$1,858,641
Less: Preferred stock (GAAP)	122,710	122,710	122,710	122,710	122,710
Tangible common shareholders' equity (non-GAAP)	$1,866,656	$1,832,255	$1,815,790	$1,779,634	$1,735,931
Tangible assets (non-GAAP)	$25,431,924	$25,500,482	$25,060,488	$24,545,844	$24,355,946
Tangible common equity (non-GAAP)	7.34%	7.19%	7.25%	7.25%	7.13%

Tangible book value per common share:
Tangible common shareholders' equity (non-GAAP)	$1,866,656	$1,832,255	$1,815,790	$1,779,634	$1,735,931
Common shares outstanding	92,154	91,868	91,687	91,677	91,617
Tangible book value per common share (non-GAAP)	$20.26	$19.94	$19.80	$19.41	$18.95

Core deposits:
Total deposits	$20,241,657	$19,303,857	$19,200,908	$18,828,468	$18,724,523
Less: Certificates of deposit	1,718,193	1,724,906	1,721,056	1,701,307	1,727,934
Brokered certificates of deposit	299,906	299,902	299,887	299,883	301,131
Core deposits (non-GAAP)	$18,223,558	$17,279,049	$17,179,965	$16,827,278	$16,695,458